Exhibit 99.02

CADENCE REPORTS SECOND QUARTER 2022
CADENCE DESIGN SYSTEMS, INC.

CFO COMMENTARY
Key Takeaways
• Exceeded all financial metrics for Q2.
• Raising FY 2022 outlook for revenue growth and non-GAAP operating margin to 16.8% and 39.75%, respectively; resulting in non-GAAP EPS growth of 24.3%.
• FY 2022 outlook includes the recently closed Future Facilities acquisition and pending OpenEye acquisition, as we continue to invest in our expanding multiphysics platform.

Q3 2022 Outlook
• Revenue : $860 - $880 million.
• GAAP operating margin: 26% - 27%.
• Non-GAAP operating margin: 37% - 38%.
• GAAP EPS: $0.58 - $0.62
• Non-GAAP EPS: $0.94 - $0.98
• Expect to use approximately $150 million to repurchase Cadence shares in Q3.
Q2 2022 KEY METRICS
• Revenue $858 million • GAAP operating margin 33% • Non-GAAP operating margin 42% • GAAP EPS $0.68 • Non-GAAP EPS $1.08 • Operating cash flow $325 million
FY 2022 Outlook
• Revenue: $3.47 - $3.51 billion.
• GAAP operating margin: 29.25% - 30.25%.
• Non-GAAP operating margin: 39.25% - 40.25%.
• GAAP EPS: $2.59 - $2.65
• Non-GAAP EPS $4.06 - $4.12
• Operating cash flow: $1.15 - $1.25 billion.
• Expect to use approximately $900 million of free cash flow to repurchase Cadence shares for the year.
Financial Results Webcast
Our Q2 2022 financial results webcast will begin July 25, 2022 at 2:00 p.m. (Pacific). The webcast may be accessed at www.cadence.com/cadence/investor_relations. An archive of the webcast will be available on July 25, 2022 until 5:00 p.m. (Pacific) on September 16, 2022.

July 25, 2022	Cadence Q2 2022 Financial Results	1

Cadence Design Systems, Inc.

Financial Metrics

(In Millions, except per share data)	2016	2017*	2018	2019	2020*	2021	2022E

Revenue	$1,816	$1,943	$2,138	$2,336	$2,683	$2,988	$3,470- $3,510
Revenue growth*	7%	7%	10%	9%	15%	11%	16% - 17%
3-year CAGR	8%	7%	8%	9%	11%	12%	~14%
3-year CAGR without 53rd week impact		8%			11%

GAAP operating expenses	$1,571	$1,619	$1,742	$1,845	$2,037	$2,209	~$2,457

Non-GAAP operating expenses	$1,348	$1,409	$1,491	$1,587	$1,739	$1,877	~$2,103
Non-GAAP operating expense growth		5%	6%	6%	10%	8%	~12%

GAAP operating margin	13%	17%	19%	21%	24%	26%

Implied GAAP operating margin**							29.75%

Non-GAAP operating margin	26%	28%	30%	32%	35%	37%

Implied Non-GAAP operating margin**							39.75%

GAAP earnings per share	$0.70	$0.73	$1.23	$3.53	$2.11	$2.50	$2.59 - $2.65

Non-GAAP earning per share	$1.21	$1.40	$1.87	$2.20	$2.80	$3.29	$4.06 - $4.12

Weighted average shares diluted outstanding	291.3	280.2	281.1	280.5	279.6	278.9	275 - 277

Cash flow from operations	445	471	605	730	905	1,101	$1,150 - $1,250

Capital expenditures	54	58	62	75	95	65	~$115

* Fiscal 2014 and 2020 were 53-week years, compared to all other years which are 52 week years. 2020 included approximately $45 million revenue impact for the extra week. 2014 revenue (which impacts the 3 year CAGR in 2017) included approximately $27 million revenue impact for the extra week.
** At midpoint of guidance.
Profitability Trends

(In Millions)	2016	2017	2018	2019	2020	2021	2022E

Revenue	$1,816	$1,943	$2,138	$2,336	$2,683	$2,988	$3,490
Revenue Growth	7%	7%	10%	9%	15%	11%	~17%
3-Year Revenue Growth CAGR	8%	7%	8%	9%	11%	12%	~14%

Non-GAAP operating margin	26%	28%	30%	32%	35%	37%	39.25% - 40.25%
Stock-based compensation	(6)%	(7)%	(8)%	(8)%	(7)%	(7)%	~(8)%
Non-GAAP operating margin adjusted for stock-based compensation	20%	21%	22%	24%	28%	30%	31.25% - 32.25%

Non-GAAP operating income	$469	$534	$647	$749	$944	$1,111	$1,387

Non-GAAP operating income adjusted for stock-based compensation	$360	$404	$479	$567	$747	$901	$1,117

July 25, 2022	Cadence Q2 2022 Financial Results	2

Cadence Design Systems, Inc.

Third Quarter 2022 Financial Outlook

	Q3 2021	Q2 2022	Q3 2022E

Total Revenue ($ Millions)	$751	$858	$860 - $880
Q/Q Growth		(5)%	0% - 3%
Y/Y Growth		18%	15% - 17%

GAAP Operating Margin	26%	33%	26% - 27%

Non-GAAP Operating Margin	36%	42%	37% - 38%

GAAP EPS	$0.63	$0.68	$0.58 - $0.62

Non-GAAP EPS	$0.80	$1.08	$0.94 - $0.98
Q/Q Growth		(8)%	(13)% -(9)%
Y/Y Growth		26%	18% -23%

Fiscal Year 2022 Financial Outlook

		Previous	Current
	FY 2021	FY 2022E	FY 2022E

Recurring Revenue	85% - 90%	85% - 90%	85% - 90%

Total Revenue ($ Millions)	$2,988	$3,395 - $3,435	$3,470 - $3,510
Y/Y Growth	11%	14% - 15%	16% - 17%

Revenue from Beginning Backlog	~70%	~75%	~70%

GAAP Operating Margin	26.1%	28.5% - 30%	29.25% - 30.25%

Non-GAAP Operating Margin	37.2%	38.5% - 40%	39.25% - 40.25%

GAAP Other Income & Expense ($ Millions)	$(11)	$(21) - $(27)	$(28) - $(32)

Non-GAAP Other Income & Expense ($ Millions)	$(17)	$(16) - $(22)	$(16) - $(20)

GAAP Tax Rate	9%	~28%	~28%

Non-GAAP Tax Rate	16%	17.5%	17.5%

Weighted Average Diluted Shares Outstanding (Millions)	278.9	276 - 279	275 - 277

GAAP EPS	$2.50	$2.51 - $2.59	$2.59 - $2.65

Non-GAAP EPS	$3.29	$3.89 - $3.97	$4.06 - $4.12
Y/Y Growth	18%	18% - 21%	23% - 25%

Cash Flow from Operations ($ Millions)*	$1,101	$1,190 - $1,290	$1,150 - $1,250

DSO	40	~45	~45

Capital Expenditures ($ Millions)	$65	~$115	~$115

*Current FY 2022E cash flow from operations includes a negative $60 million impact for recently announced acquisitions, largely due to our expectation that some of the price paid for these acquisitions will flow through operating cash.

July 25, 2022	Cadence Q2 2022 Financial Results	3

Cadence Design Systems, Inc.

Second Quarter Financial Results
Backlog

(In Billions)	2018	2019	2020	2021	Q2 2022

Backlog	$3.0	$3.6	$3.9	$4.4	$5.6

Revenue

(In Millions)	Q2 2021	Q3 2021	Q4 2021	Q1 2022	Q2 2022

Product and Maintenance	$688	$706	$720	$846	$803
Services	40	45	53	56	55
Total Revenue	$728	$751	$773	$902	$858
Recurring and Up-Front Revenue

	Q2 2021	Q3 2021	Q4 2021	Q1 2022	Q2 2022

Revenue recognized over time	84%	86%	88%	81%	84%
Revenue from arrangements with non-cancelable commitments	3%	3%	3%	2%	2%
Recurring Revenue	87%	89%	91%	83%	86%
Up-Front Revenue	13%	11%	9%	17%	14%
Total	100%	100%	100%	100%	100%
Trailing Twelve Months Recurring and Up-Front Revenue

	Trailing Twelve Months Ended
	Q2 2021	Q3 2021	Q4 2021	Q1 2022	Q2 2022

Recurring Revenue	87%	87%	88%	87%	87%
Up-Front Revenue	13%	13%	12%	13%	13%
Total	100%	100%	100%	100%	100%
Revenue Mix by Geography

(% of Total Revenue)	Q2 2021	Q3 2021	Q4 2021	Q1 2022	Q2 2022

Americas	44%	46%	43%	47%	45%
China	14%	13%	12%	16%	13%
Other Asia	19%	18%	21%	18%	18%
Europe, Middle East and Africa	17%	17%	18%	14%	18%
Japan	6%	6%	6%	5%	6%
Total	100%	100%	100%	100%	100%
Revenue Mix by Product Category

(% of Total Revenue)	Q2 2021	Q3 2021	Q4 2021	Q1 2022	Q2 2022

Custom IC Design and Simulation	23%	23%	24%	22%	23%
Digital IC Design and Signoff	28%	29%	29%	27%	27%
Functional Verification	25%	23%	21%	28%	24%
IP	13%	14%	14%	13%	14%
System Design and Analysis	11%	11%	12%	10%	12%
Total	100%	100%	100%	100%	100%

July 25, 2022	Cadence Q2 2022 Financial Results	4

Cadence Design Systems, Inc.

Gross Margin

	Q2 2021	Q3 2021	Q4 2021	Q1 2022	Q2 2022

GAAP Gross Margin	89.5%	89.8%	91.0%	89.1%	89.2%
Non-GAAP Gross Margin	91.8%	91.6%	92.7%	90.7%	90.6%

Total Costs and Expenses

(In Millions)	Q2 2021	Q3 2021	Q4 2021	Q1 2022	Q2 2022

Total GAAP Costs and Expenses	$543	$557	$577	$583	$575
Total Non-GAAP Costs and Expenses	$441	$483	$498	$505	$494

Operating Margin

	Q2 2021	Q3 2021	Q4 2021	Q1 2022	Q2 2022

GAAP Operating Margin	25.5%	25.8%	25.3%	35.4%	33.0%
Non-GAAP Operating Margin	39.5%	35.7%	35.5%	44.0%	42.4%

Earnings Per Share

	Q2 2021	Q3 2021	Q4 2021	Q1 2022	Q2 2022

GAAP Net Income Per Share	$0.56	$0.63	$0.63	$0.85	$0.68
Non-GAAP Net Income Per Share	$0.86	$0.80	$0.82	$1.17	$1.08

Total DSO

	Q2 2021	Q3 2021	Q4 2021	Q1 2022	Q2 2022

DSO	49	40	40	37	42

Balance Sheet and Cash Review
Free Cash Flow

(In Millions)	Q2 2021	Q3 2021	Q4 2021	Q1 2022	Q2 2022

Net Cash from Operating Activities	$380	$296	$216	$337	$325
Capital Expenditures	14	19	15	18	24
Free Cash Flow	$366	$277	$201	$319	$301

Cash and Cash Equivalents

(In Millions)	Q2 2021	Q3 2021	Q4 2021	Q1 2022	Q2 2022

Cash and Cash Equivalents	$847	$1,014	$1,089	$1,135	$1,030

•Approximately 32 percent of our cash and cash equivalents were in the U.S. at quarter-end.
Share Repurchase

(In Millions, Except Share Price)	Q2 2021	Q3 2021	Q4 2021	Q1 2022	Q2 2022

Share Repurchase	$220	$110	$110	$250	$320
Number of Shares	1.720	0.723	0.635	1.566	2.138

•Paid $350 million for share repurchases during Q2 2022. $30 million worth of shares will settle during Q3 2022.
Employees

	Q2 2021	Q3 2021	Q4 2021	Q1 2022	Q2 2022

Headcount	9,092	9,257	9,298	9,411	9,570

July 25, 2022	Cadence Q2 2022 Financial Results	5

Cadence Design Systems, Inc.

Forward Looking Statements
The statements in this CFO Commentary contain forward-looking statements which are based on current expectations and preliminary assumptions that are subject to factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. These forward-looking statements are subject to a number of risks, uncertainties and other factors, many of which are outside Cadence’s control, including, among others: (i) Cadence’s ability to compete successfully in the highly competitive industries in which it operates; (ii) the success of Cadence’s efforts to maintain and improve operational efficiency and growth; (iii) the mix of products and services sold, the timing of orders and deliveries and the ability to develop, install or deliver Cadence’s products or services; (iv) change in customer demands or supply constraints that could result in delays in purchases, development, installations or deliveries of Cadence's products or services, including those resulting from consolidation, restructurings and other operational efficiency improvements of Cadence’s customers; (v) economic and industry conditions, including that of the semiconductor and electronics industries, government regulations and trade restrictions; (vi) capital expenditure requirements, legislative or regulatory requirements, changes in tax laws, interest rates, currency exchange rate fluctuations, inflation rates and Cadence’s ability to access capital and debt markets; (vii) the acquisition of OpenEye Scientific or other companies, businesses or technologies or the failure to successfully integrate and operate OpenEye Scientific, Future Facilities or other acquired companies, businesses or technologies; (viii) events that affect cash flow, liquidity, or reserves, or settlement assumptions Cadence may take from time to time with respect to accounts receivable, taxes and tax examinations, litigation, regulatory or other matters; (ix) the effects of any litigation, regulatory or other proceedings to which Cadence is or may become a party; and (x) the duration, severity, volatility and effects of the COVID-19 pandemic and containment measures on Cadence, its employees, and its suppliers and customers, which may also have the effect of heightening the other risks described in this paragraph. In addition, the timing and amount of Cadence’s repurchases of its common stock are subject to business and market conditions, corporate and regulatory requirements, stock price, acquisition opportunities and other factors.

For a detailed discussion of these and other cautionary statements related to Cadence’s business, please refer to Cadence’s filings with the U.S. Securities and Exchange Commission, which include Cadence’s most recent reports on Form 10-K and Form 10-Q, including Cadence’s future filings.

GAAP to Non-GAAP Reconciliation
Non-GAAP financial measures should not be considered as a substitute for or superior to measures of financial performance prepared in accordance with GAAP. Investors are encouraged to review the reconciliation of non-GAAP financial measures contained within this CFO Commentary with their most directly comparable GAAP financial results. Investors are also encouraged to look at the GAAP results as the best measure of financial performance. See our earnings press release issued today for further discussion of our non-GAAP financial measures, as well as the reconciliation provided in the Appendix to this CFO Commentary.

Cadence’s management uses non-GAAP net income because it excludes items that are generally not directly related to the performance of the company’s core business operations and therefore provides supplemental information to Cadence’s management and investors regarding the performance of the business operations, facilitates comparisons to the historical operating results and allows the review of Cadence’s business from the same perspective as Cadence’s management, including forecasting and budgeting.

© 2022 Cadence Design Systems, Inc. All rights reserved worldwide. Cadence, the Cadence logo and the other Cadence marks found at www.cadence.com/go/trademarks are trademarks or registered trademarks of Cadence Design Systems, Inc. All other trademarks are the property of their respective owners.

July 25, 2022	Cadence Q2 2022 Financial Results	6

Cadence Design Systems, Inc.

APPENDIX I
Reconciliation of GAAP to Non-GAAP Financial Measures (Unaudited)
Reconciliation of GAAP Total Expenses to Non-GAAP Total Expenses

(In Millions)	Q2 2021	Q3 2021	Q4 2021	Q1 2022	Q2 2022

GAAP total costs and expenses	$543	$557	$577	$583	$575

Reconciling items to non-GAAP total costs and expenses
Stock-based compensation expense	(50)	(53)	(54)	(59)	(64)
Amortization of acquired intangibles	(17)	(17)	(17)	(17)	(15)
Acquisition and integration-related costs	(6)	(5)	(6)	(4)	(8)
Restructuring	—	—	—	—	—
Non-qualified deferred compensation (expenses) credits	(2)	1	(2)	2	6
Special charges*	(27)	—	—	—	—
Non-GAAP total costs and expenses †	$441	$483	$498	$505	$494

* Q2 2021 includes costs related to a voluntary retirement program.
† The non-GAAP measures presented in the table above should not be considered a substitute for financial results and measures determined or calculated in accordance with GAAP.
Reconciliation of GAAP Total Expenses to Non-GAAP Total Expenses

(In Millions)	2016	2017	2018	2019	2020*	2021	2022E

GAAP total costs and expenses	$1,571	$1,619	$1,742	$1,845	$2,037	$2,209	$2,457

Reconciling items to non-GAAP total costs and expenses
Stock-based compensation expense	(109)	(130)	(168)	(182)	(197)	(210)	(270)
Amortization of acquired intangibles	(60)	(57)	(53)	(53)	(64)	(67)	(65)
Acquisition and integration-related costs	(11)	(8)	(20)	(8)	(23)	(23)	(28)
Restructuring	(41)	(9)	(11)	(9)	(9)	1	—
Non-qualified deferred compensation (expenses) credits	(2)	(6)	1	(5)	(5)	(6)	9
Special charges**	—	—	—	(1)	—	(27)	—
Non-GAAP total costs and expenses †	$1,348	$1,409	$1,491	$1,587	$1,739	$1,877	$2,103

* Fiscal 2020 was a 53-week year.
** 2021 includes costs related to a voluntary retirement program.
† The non-GAAP measures presented in the table above should not be considered a substitute for financial results and measures determined or calculated in accordance with GAAP.

July 25, 2022	Cadence Q2 2022 Financial Results	7

Cadence Design Systems, Inc.

Reconciliation of GAAP Gross Margin as a Percent of Total Revenue to Non-GAAP Gross Margin as a Percent of Total Revenue

	Q2 2021	Q3 2021	Q4 2021	Q1 2022	Q2 2022

GAAP gross margin as a percent of total revenue	89.5%	89.8%	91.0%	89.1%	89.2%

Reconciling items to non-GAAP gross margin as a percent of total revenue
Stock-based compensation expense	0.2%	0.3%	0.2%	0.2%	0.2%
Amortization of acquired intangibles	1.7%	1.5%	1.5%	1.4%	1.2%
Non-qualified deferred compensation expenses (credits)	0.0%	0.0%	0.0%	0.0%	0.0%
Special charges*	0.4%	0.0%	0.0%	0.0%	0.0%
Non-GAAP gross margin as a percent of total revenue †	91.8%	91.6%	92.7%	90.7%	90.6%

* Q2 2021 includes costs related to a voluntary retirement program.
† The non-GAAP measures presented in the table above should not be considered a substitute for financial results and measures determined or calculated in accordance with GAAP.

July 25, 2022	Cadence Q2 2022 Financial Results	8

Cadence Design Systems, Inc.

Reconciliation of GAAP Operating Margin as a Percent of Total Revenue to Non-GAAP Operating Margin as a Percent of Total Revenue

	Q2 2021	Q3 2021	Q4 2021	Q1 2022	Q2 2022	Q3 2022E

GAAP operating margin as a percent of total revenue	25%	26%	25%	35%	33%	26% - 27%

Reconciling items to non-GAAP operating margin as a percent of total revenue
Stock-based compensation expense	7%	7%	7%	7%	7%	8%
Amortization of acquired intangibles	2%	2%	2%	2%	2%	2%
Acquisition and integration-related costs	1%	1%	1%	0%	1%	1%
Restructuring	0%	0%	0%	0%	0%	0%
Non-qualified deferred compensation expenses (credits)	0%	0%	1%	0%	(1)%	0%
Special charges *	4%	0%	0%	0%	0%	0%
Non-GAAP operating margin as a percent of total revenue †	39%	36%	36%	44%	42%	37% - 38%

* Q2 2021 includes costs related to a voluntary retirement program.
† The non-GAAP measures presented in the table above should not be considered a substitute for financial results and measures determined or calculated in accordance with GAAP.

	2016	2017	2018	2019	2020	2021	2022E

GAAP operating margin as a percent of total revenue	13%	17%	19%	21%	24%	26%	29.25% - 30.25%

Reconciling items to non-GAAP operating margin as a percent of total revenue
Stock-based compensation expense	6%	7%	8%	8%	7%	7%	7.7%
Amortization of acquired intangibles	4%	3%	2%	2%	3%	2%	1.8%
Acquisition and integration-related costs	1%	0%	1%	0%	1%	1%	0.8%
Restructuring	2%	1%	0%	1%	0%	0%	0%
Non-qualified deferred compensation expenses (credits)	0%	0%	0%	0%	0%	0%	(0.3)%
Special charges *	0%	0%	0%	0%	0%	1%	0%
Non-GAAP operating margin as a percent of total revenue †	26%	28%	30%	32%	35%	37%	39.25% - 40.25%

* 2021 includes costs related to a voluntary retirement program.
† The non-GAAP measures presented in the table above should not be considered a substitute for financial results and measures determined or calculated in accordance with GAAP.

July 25, 2022	Cadence Q2 2022 Financial Results	9

Cadence Design Systems, Inc.

Reconciliation of GAAP Diluted Net Income Per Share to Non-GAAP Diluted Net Income Per Share

(In Thousands, Except Per Share Data)	Q2 2021	Q3 2021	Q4 2021	Q1 2022	Q2 2022	Q3 2022E

Diluted net income per share on a GAAP basis	$0.56	$0.63	$0.63	$0.85	$0.68	$0.58 - $0.62
Stock-based compensation expense	0.18	0.19	0.20	0.22	0.23	0.26
Amortization of acquired intangibles	0.06	0.06	0.06	0.06	0.05	0.06
Acquisition and integration-related costs	0.02	0.02	0.02	0.01	0.03	0.02
Restructuring	—	—	—	—	—	—
Non-qualified deferred compensation expenses (credits)	0.01	—	0.01	(0.01)	(0.02)	—
Special charges *	0.10	—	—	—	—	—
Other income or expense related to investments and non-qualified deferred compensation plan assets **	(0.01)	—	(0.01)	0.02	0.03	—
Income tax effect of non-GAAP adjustments	(0.06)	(0.10)	(0.09)	0.02	0.08	0.02
Diluted net income per share on a non-GAAP basis †	$0.86	$0.80	$0.82	$1.17	$1.08	$0.94 - $0.98

Shares used in calculation of diluted net income per share	278,558	278,311	278,253	276,918	275,172

† The non-GAAP measures presented in the table above should not be considered a substitute for financial results and measures determined or calculated in accordance with GAAP.
* Q2 2021 includes costs related to a voluntary retirement program.
** Includes, as applicable, equity in losses or income from investments, write-down of investments, gains or losses on investments and gains or losses on non-qualified deferred compensation plan assets recorded in other income or expense.

July 25, 2022	Cadence Q2 2022 Financial Results	10

Cadence Design Systems, Inc.

Reconciliation of GAAP Diluted Net Income Per Share to Non-GAAP Diluted Net Income Per Share

(In Thousands, Except Per Share Data)	2016	2017	2018	2019	2020	2021	2022E

Diluted net income per share on a GAAP basis	$0.70	$0.73	$1.23	$3.53	$2.11	$2.50	$2.59 - $2.65
Stock-based compensation expense	0.37	0.46	0.60	0.65	0.71	0.75	0.98
Amortization of acquired intangibles	0.21	0.20	0.19	0.19	0.23	0.24	0.24
Acquisition and integration-related costs	0.04	0.03	0.07	0.03	0.08	0.08	0.10
Restructuring	0.14	0.03	0.04	0.03	0.03	—	—
Non-qualified deferred compensation expenses (credits)	0.01	0.02	(0.01)	0.02	0.02	0.02	(0.03)
Special charges*	—	—	—	—	—	0.10	—
Other income or expense related to investments and non-qualified deferred compensation plan assets**	(0.02)	(0.05)	—	(0.01)	—	(0.03)	0.04
Income tax benefit related to intercompany transfers of certain intellectual property rights	—	—	—	(2.05)	—	—	—
Income tax related to transition tax	—	0.24	—	—	—	—	—
Income tax related to tax rate change	—	0.09	—	—	—	—	—
Income tax effect of non-GAAP adjustments	(0.24)	(0.35)	(0.25)	(0.19)	(0.38)	(0.37)	0.14
Diluted net income per share on a non-GAAP basis †	$1.21	$1.40	$1.87	$2.20	$2.80	$3.29	$4.06 - $4.12

Shares used in calculation of diluted net income per share	291,256	280,221	281,144	280,515	279,641	278,858	275 - 277M

† The non-GAAP measures presented in the table above should not be considered a substitute for financial results and measures determined or calculated in accordance with GAAP.
* 2021 includes costs related to a voluntary retirement program.
** Includes, as applicable, equity in losses or income from investments, write-down of investments, gains or losses on investments and gains or losses on non-qualified deferred compensation plan assets recorded in other income or expense.

July 25, 2022	Cadence Q2 2022 Financial Results	11

Cadence Design Systems, Inc.

Reconciliation of GAAP Total Other Income and Expense to Non-GAAP Total Other Income and Expense

(In Millions)	FY 2020	FY 2021	FY 2022E

GAAP total other income and expense	$(12.8)	$(10.7)	$(28) - $(32)

Reconciling items to non-GAAP total income and expense
Other income or expense related to investments and non-qualified deferred compensation plan assets*	(0.5)	(6.7)	12
Non-GAAP total other income and expense†	$(13.3)	$(17.4)	$(16) - $(20)

† The non-GAAP measures presented in the table above should not be considered a substitute for financial results and measures determined or calculated in accordance with GAAP.
* Includes, as applicable, equity in losses or income from investments, write-down of investments, gains or losses on investments and gains or losses on non-qualified deferred compensation plan assets recorded in other income or expense.

July 25, 2022	Cadence Q2 2022 Financial Results	12